                                                                    EXHIBIT 99.2


                             POST PROPERTIES, INC.

                  BASIS OF PRESENTATION TO UNAUDITED PRO FORMA
                             COMBINED BALANCE SHEET
                                 JUNE 30, 1997

     The Post Properties, Inc. Unaudited Pro Forma Combined Balance Sheet gives effect to the proposed Merger of Post and Columbus as if the Merger had occurred on June 30, 1997. The Unaudited Pro Forma Combined Balance Sheet gives effect to the Merger under the "purchase" method of accounting in accordance with Accounting Principles Board Opinion No. 16. In the opinion of management, all significant adjustments necessary to reflect the effects of the Merger have been made.

     The Unaudited Pro Forma Combined Balance Sheet is presented for comparative purposes only and is not necessarily indicative of what the actual combined financial position of Post and Columbus would have been at June 30, 1997, nor does it purport to represent the future combined financial position of Post and Columbus. This Post Properties, Inc. Unaudited Pro Forma Combined Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the respective historical financial statements and notes thereto of Post and Columbus incorporated by reference into this Joint Proxy Statement/Prospectus.

                             POST PROPERTIES, INC.

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                 JUNE 30, 1997

                                                                               PRO FORMA
                                                 POST          COLUMBUS          MERGER        PRO FORMA
                                             HISTORICAL(A)   HISTORICAL(A)   ADJUSTMENTS(B)     COMBINED
                                             -------------   -------------   --------------    ----------
                                                                    (IN THOUSANDS)
                                                 ASSETS
Real estate assets
  Land.....................................   $  149,071       $ 46,663         $ 21,907(C)    $  217,641
  Building and improvements................      736,891        331,380          154,204(C)     1,222,475
  Furniture, fixtures and equipment........       76,835          4,912                            81,747
  Construction in progress (includes land
     on properties under development)......      203,477         73,459                           276,936
  Land held for future development.........        8,660             --                             8,660
                                              ----------       --------         --------       ----------
                                               1,174,934        456,414          176,111        1,807,459
  Less: accumulated depreciation...........     (185,068)       (46,576)                         (231,644)
                                              ----------       --------         --------       ----------
  Real estate held for investment..........      989,866        409,838          176,111        1,575,815
  Cash and cash equivalents................        1,771          6,688                             8,459
  Restricted cash..........................        1,016            313                             1,329
  Deferred charges, net....................        9,652          1,361              375(D)        11,388
  Other assets.............................       11,468         12,963           (2,078)(E)       22,353
                                              ----------       --------         --------       ----------
          Total assets.....................   $1,013,773       $431,163         $174,408       $1,619,344
                                              ==========       ========         ========       ==========

                                  LIABILITIES AND SHAREHOLDERS' EQUITY
Notes payable..............................   $  473,683       $231,477         $ 20,943(F)    $  726,103
Accrued interest payable...................        4,305            332                             4,637
Dividend and distribution payable..........       16,220             --                            16,220
Accounts payable and accrued expenses......       30,573         11,722                            42,295
Security deposits and prepaid rents........        5,179          2,225                             7,404
Other liabilities..........................           --          2,063                             2,063
                                              ----------       --------         --------       ----------
          Total liabilities................      529,960        247,819           20,943          798,722
                                              ----------       --------         --------       ----------
Minority interest of unitholders in
  Operating Partnership....................       83,297             --           29,611(G)       112,908
                                              ----------       --------         --------       ----------
Shareholders' equity
  Preferred stock..........................           10             --                                10
  Common stock.............................          220            134              (50)(H)          304
Additional paid-in capital.................      400,286        213,981           93,133(I)       707,400
Accumulated earnings(deficit)..............           --        (30,765)          30,765(J)             0
Treasury stock.............................           --             (6)               6(J)             0
                                              ----------       --------         --------       ----------
          Total shareholders' equity.......      400,516        183,344          123,854          707,714
                                              ----------       --------         --------       ----------
          Total liabilities and
            shareholders' equity...........   $1,013,773       $431,163         $174,408       $1,619,344
                                              ==========       ========         ========       ==========

                             POST PROPERTIES, INC.

                  BASIS OF PRESENTATION TO UNAUDITED PRO FORMA
                       COMBINED STATEMENTS OF OPERATIONS
  FOR THE SIX MONTHS ENDED JUNE 30, 1997 AND THE YEAR ENDED DECEMBER 31, 1996

     The Post Properties, Inc. Unaudited Pro Forma Combined Statements of Operations for the six months ended June 30, 1997 and the year ended December 31, 1996 are presented as if the Merger had occurred on January 1, 1996. The Post Properties, Inc. Unaudited Pro Forma Combined Statements of Operations give effect to the Merger under the "purchase" method of accounting in accordance with Accounting Principles Board Opinion No. 16. and assumes that the combined entity qualifying as a REIT distributing at least 95% of its taxable income, and therefore, incurring no federal income tax liability for the year. In the opinion of management, all significant adjustments necessary to reflect the effects of these transactions have been made.

     The Post Properties, Inc. Unaudited Pro Forma Combined Statements of Operations are presented for comparative purposes only and are not necessarily indicative of what the actual combined results of Post and Columbus would have been for the six months ended June 30, 1997 and the year ended December 31, 1996, nor do they purport to be indicative of the results of operations in future periods. The Post Properties, Inc. Unaudited Pro Forma Combined Statements of Operations should be read in conjunction with, and are qualified in their entirety by, the respective historical financial statements and notes thereto of Post and Columbus incorporated by reference into this Joint Proxy Statement/Prospectus.

                             POST PROPERTIES, INC.

             UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1997

                                              POST           COLUMBUS         MERGER        PRO FORMA
                                          HISTORICAL(K)    HISTORICAL(K)    ADJUSTMENTS     COMBINED
                                          -------------    -------------    -----------    -----------
                                                 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)
Revenues:
  Rental................................   $   84,131       $   26,879                     $   111,010
  Property management - third party.....        1,092               71                           1,163
  Landscape services - third party......        2,446               --                           2,446
  Interest..............................           15              181                             196
  Other.................................        2,996            1,176                           4,172
                                           ----------       ----------      ----------     -----------
          Total revenues................       90,680           28,307                         118,987
                                           ----------       ----------      ----------     -----------
Expenses:
  Property operating and maintenance
     (exclusive of items shown
     separately below)..................       31,132            9,449                          40,581
  Depreciation (real estate assets).....       12,563            6,056             286(L)       18,905
  Depreciation (non-real estate
     assets)............................          495              145                             640
  Property management - third party.....          814               --                             814
  Landscape services - third party......        2,031               --                           2,031
  Interest..............................       11,070            4,898            (343)(M)      15,625
  Amortization of deferred loan costs...          552              252            (187)(N)         617
  General and administrative............        3,419            1,331            (725)(O)       4,025
                                           ----------       ----------      ----------     -----------
          Total expenses................       62,076           22,131            (969)         83,238
                                           ----------       ----------      ----------     -----------
  Income before net gain on sale of
     assets, minority interest of
     unitholders in Operating
     Partnership and extraordinary
     item...............................       28,604            6,176             969          35,749
  Net gain on sale of assets............        3,512              561                           4,073
  Minority interest of unitholders in
     Operating Partnership..............       (5,751)              --             250(P)       (5,501)
                                           ----------       ----------      ----------     -----------
  Net income before extraordinary
     item...............................       26,365            6,737           1,219          34,321
  Dividend to preferred shareholders....       (2,125)              --                          (2,125)
                                           ----------       ----------      ----------     -----------
  Net income available to common
     shareholders before extraordinary
     item...............................   $   24,240       $    6,737      $    1,219     $    32,196
                                           ==========       ==========      ==========     ===========
Per common share data:
  Weighted average common shares
     outstanding -- primary.............   21,989,132       13,496,035      (5,089,205)(Q)  30,395,962
  Net income available to common
     shareholders before extraordinary
     item...............................   $     1.10       $     0.50      $    (0.54)    $      1.06

                             POST PROPERTIES, INC.

             UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996

                                            POST           COLUMBUS          MERGER         PRO FORMA
                                        HISTORICAL(K)    HISTORICAL(K)     ADJUSTMENTS       COMBINED
                                        -------------    -------------     -----------      ----------
                                                (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)
Revenues:
  Rental..............................   $  157,735       $   45,910                        $  203,645
  Property management - third party...        2,828              298                             3,126
  Landscape services - third party....        4,834                -                             4,834
  Interest............................          326              228                               554
  Other...............................        4,985            2,094                             7,079
                                         ----------       ----------       ----------       ----------
          Total revenues..............      170,708           48,530               --          219,238
                                         ----------       ----------       ----------       ----------
Expenses:
  Property operating and maintenance
     (exclusive of items shown
     separately below)................       57,335           16,365                            73,700
  Depreciation (real estate assets)...       22,676           10,257            2,426(L)        35,359
  Depreciation (non-real estate
     assets)..........................          927              346                             1,273
  Property management - third party...        2,055                -                             2,055
  Landscape services - third party....        3,917                -                             3,917
  Interest............................       22,131            7,884             (282)(M)       29,733
  Amortization of deferred loan
     costs............................        1,352              393             (285)(N)        1,460
  General and administrative..........        7,716            2,073           (1,450)(O)        8,339
                                         ----------       ----------       ----------       ----------
          Total expenses..............      118,109           37,318              409          155,836
                                         ----------       ----------       ----------       ----------
  Income before net gain on sale of
     assets, minority interest of
     unitholders in Operation
     Partnership and extraordinary
     item.............................       52,599           11,212             (409)          63,402
  Net gain on sale of assets..........          854              246                             1,100
  Minority interest of unitholders in
     Operating Partnership............       (9,984)              --              807(P)        (9,177)
                                         ----------       ----------       ----------       ----------
  Net income before extraordinary
     item.............................       43,469           11,458              398           55,325
  Dividend to preferred
     shareholders.....................       (1,063)                                            (1,063)
                                         ----------       ----------       ----------       ----------
  Net income available to common
     shareholders before extraordinary
     item.............................   $   42,406       $   11,458       $      398       $   54,262
                                         ==========       ==========       ==========       ==========
Per common share data:
  Weighted average common shares
     outstanding - primary............   21,787,648       12,142,069       (3,735,239)(Q)   30,194,478
  Net income available to common
     shareholders before extraordinary
     item.............................   $     1.95       $     0.94       $    (1.09)      $     1.80

                             POST PROPERTIES, INC.

                          NOTES TO UNAUDITED PRO FORMA
                   BALANCE SHEET AND STATEMENTS OF OPERATIONS
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

(A) Represents the respective historical balance sheet of Post and Columbus as of June 30, 1997. Certain reclassifications have been made to Columbus' historical balance sheet to conform to Post's balance sheet presentation.

(B) Represents adjustments to record the Merger in accordance with the purchase method of accounting, based upon the assumed purchase price of $602,889 assuming a market value of $40.09 per share of Post's Common Stock, as follows:

Issuance of 8,407 shares of Post Common Stock based on the
  0.615 exchange for 13,669 Columbus Common Shares, which
  includes 260 Columbus Common Shares issued immediately
  prior to the Merger.......................................  $337,009
Assumption of Columbus' liabilities (including $2,240 of
  purchase adjustments).....................................   249,859
Merger costs (see calculation below)........................    18,703
                                                              --------
                                                              $605,571
                                                              ========

     The following is a calculation of the estimated fees and other expenses related to the Merger:

Buyout of employment agreements.............................  $ 8,800
Advisory fees...............................................    7,453
Legal and accounting fees...................................    1,500
Other, including printing, filing and transfer costs........      950
                                                              -------
          Total.............................................  $18,703
                                                              =======

(C) Represents the estimated increase in Columbus' real estate assets, net based upon Post's purchase price and the adjustment to eliminate the basis of Columbus' net assets acquired:

Purchase Price (see Note B).................................  $605,571
  Less: Historical basis of Columbus' net assets acquired
     Real estate assets.....................................  (409,838)
     Other assets, net of purchase adjustments..............   (19,622)
                                                              --------
Step-up to record fair value of Columbus' real estate
  assets....................................................  $176,111
                                                              ========

     The allocation to land and building and improvements to record the step-up was based upon relative fair values of Columbus' real estate assets.

(D) Increase due to estimated loan costs incurred to refinance Columbus' debt ($1,345) net of elimination of Columbus' historical deferred loan costs ($970).

(E) Decrease due to recognition of historical deferred compensation expense upon vesting of certain options of Columbus prior to the Merger.

(F)  Increase to notes payable reflects the financing of the following:

Transaction costs...........................................  $18,703
Loan costs on refinanced debt...............................    1,345
Prepayment penalties on existing debt.......................      695
Registration costs..........................................      200
                                                              -------
                                                              $20,943
                                                              =======

                             POST PROPERTIES, INC.

                   BALANCE SHEET AND STATEMENTS OF OPERATIONS
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

(G) The pro forma allocation to the Minority Interest in Operating Partnership is based upon the percentage owned by such Minority Interest as follows:

Total Shareholders' Equity and Minority Interest in
  Operating Partnership.....................................  $820,622
Less: Equity related to Post's Preferred Stock..............  (48,613)
                                                              --------
                                                               772,009
Minority Interest percentage ownership in Operating
  Partnership (see Note I)..................................      14.6%
                                                              --------
Pro Forma Combined Minority Interest ownership in Operating
  Partnership...............................................   112,908
Post historical Minority Interest ownership in Operating
  Partnership...............................................    83,297
                                                              --------
Adjustment to Minority Interest ownership in Operating
  Partnership...............................................  $ 29,611
                                                              ========

(H) Decrease results from elimination of Columbus Common Shares at $.01 par value ($134) net of the issuance of Post Common Stock at $.01 par value ($84) (see Note I).

(I)  Increase to paid-in capital to reflect the following:

Issuance of 8,407 shares of Post Common Stock at $40.09 per
  share.....................................................  $ 337,009
  Less: Par value of Common Stock issued....................        (84)
         Registration costs incurred in connection with the
        Merger..............................................       (200)
         Columbus' historical paid in capital...............   (213,981)
        Adjustment to Minority Interest in Operating
         Partnership (see Note G)...........................    (29,611)
                                                              ---------
                                                              $  93,133
                                                              =========

     The Minority Interest ownership in Post, is calculated as follows:

                                                            SHARES   UNITS
                                                            ------   -----
Columbus' historical Common Shares outstanding............  13,669
                                                            ======
Post Common Stock to be issued based on the .615 Merger
  exchange ratio..........................................   8,407
Post's historical Common Stock/Units outstanding..........  22,044   5,216
                                                            ------   -----
Post's pro forma Common Stock/Units outstanding...........  30,451   5,216
                                                            ======   =====
Post's ownership percentage of the Operating
  Partnership.............................................    85.4%
                                                            ======
Minority Interest ownership percentage of the Operating
  Partnership.............................................    14.6%
                                                            ======

(J) Reflects the elimination of Columbus' distribution in excess of accumulated earnings and treasury stock to paid in capital, as a result of the Merger.

(K) Represents the respective historical statement of operations of Post and Columbus for the period indicated. Certain reclassifications have been made to Columbus' Historical Statement of Operations to conform to Post's Statement of Operations presentation.

                             POST PROPERTIES, INC.

                   BALANCE SHEET AND STATEMENTS OF OPERATIONS
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

(L) Represents the net increase in depreciation of real estate owned as a result of recording Columbus' real estate assets at fair value versus historical cost. Depreciation is computed on a straight-line basis over the estimated useful lives of the related assets which have a useful life of approximately 35 years.

     The calculation of the fair value of depreciable real estate assets at June 30, 1997 is as follows:

Historical basis of Columbus' real estate property, net.....  $409,838
Plus: Step up to Columbus' real estate property, net (see
  Note C)...................................................   176,111
                                                              --------
Pro forma basis of Columbus' real estate property at fair
  value.....................................................   585,949
Less: Fair value allocated to land..........................   (68,570)
      Construction in progress..............................   (73,459)
                                                              --------
Pro forma basis of Columbus' depreciable real estate
  property at fair value....................................  $443,920
                                                              ========

     Calculation of depreciation of real estate property for the six months ended June 30, 1997:

Depreciation expense based upon an estimated useful life of
  approximately 35 years....................................  $ 6,342
Less: Historic Columbus depreciation of real estate
  property..................................................   (6,056)
                                                              -------
Pro forma adjustment........................................  $   286
                                                              =======

     Calculation of depreciation of real estate property for the year ended December 31, 1996 is as follows:

Depreciation expense based upon an estimated useful like of
  approximately 35 years....................................  $12,683
Less: Historic Columbus depreciation of real estate
  property..................................................   10,257
                                                              -------
Pro forma adjustment........................................  $ 2,426
                                                              =======

(M) Decrease results from refinancing of Columbus' debt at lower interest rates.

(N) Decrease results from the elimination of amortization of Columbus' deferred financing costs, which costs would be eliminated in connection with the Merger, net of estimated amortization of deferred financing costs for refinanced debt.

(O) Decrease results from identified historical costs of certain items which will be eliminated or reduced as a result of the Merger as follows:

Duplication of public company expenses......................  $  650
Reduction in salaries and benefits..........................     600
Other.......................................................     200
                                                              ------
          Annual total......................................  $1,450
                                                              ======

(P) A portion of income was allocated to Minority Interest representing interests in the Operating Partnership not owned by Post. The pro forma allocation to Minority Interest is based upon the percentage estimated to be owned by such Minority Interests as a result of the pro forma transactions.

(Q) Decrease of Weighted Average Common Shares Outstanding based on the conversion of Columbus Common Shares to Post Common Stock at a conversion ratio of 0.615 Columbus Common Shares per Post Common Stock and a par value of $.01.